SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 12, 2001
                                                    -----------------


                           REGENCY CENTERS CORPORATION
                 (formerly known as Regency Realty Corporation)
             (Exact name of registrant as specified in its charter)


        Florida                           1-12298                 59-3191743
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                  File No.)           Identification No.)


121 West Forsyth Street, Suite 200
Jacksonville, Florida                                               32202
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number including area code: (904)356-7000


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

                  Effective February 12, 2001, Regency Realty Corporation (the "Company") changed its name to Regency Centers Corporation. The Company's common stock will have the new CUSIP number 758849 10 3. Its trading symbol on the New York Stock Exchange will remain REG. For more information on the Company, you can visit its new website at www.regencycenters.com.

                  Because the Company's future SEC filings will appear on the SEC website only under the Company's new name, this Form 8-K is being filed to avoid confusion in locating the Company's SEC filings. The Company is also filing a mirror image Form 8-K under the name Regency Realty Corporation.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS CORPORATION
                                           (Registrant)



February 12, 2001                      By:    /s/ J. Christian Leavitt
                                          --------------------------------------
                                              J. Christian Leavitt
                                              Senior Vice President and
                                              Chief Accounting Officer